Annual Report

GROWTH
STOCK
FUND
DECEMBER 31, 1996

[LOGO OF T. ROWE PRICE APPEARS HERE]

   REPORT HIGHLIGHTS
   ----------------------------------------------------------------------------
 . Last year was the second powerful year in a row for U.S. stocks and for your fund, which generated its second consecutive year of performance above 20%.

 . The Growth Stock Fund returned 13.04% and 21.70% for the last 6- and 12-month periods, respectively, surpassing the Lipper average for similar funds but lagging the S&P 500 over the year.

 . Our foreign securities provided better overall returns than U.S. holdings after several lagging years.

 .  We believe technology companies will enjoy above-average earnings growth, so
   1997 could be an excellent year for this group.

 . Despite full valuations, we do not expect a bear market in U.S. stocks in 1997 and we remain optimistic about the prospects for foreign stocks.

FELLOW SHAREHOLDERS

It was another terrific year for common stock investors and your fund, which returned more than 20% for the second year in a row. The past decade has been phenomenal for shareholders, with positive returns in nine of 10 years. The fund's most recent 5- and 10-year periods generated average annual compound total returns of 14.52% and 13.28%, respectively.

PERFORMANCE COMPARISON
---------------------------------------------------------
Periods Ended 12/31/96             6 Months    12 Months
---------------------------------------------------------
Growth Stock Fund                    13.04%       21.70%
 .........................................................
S&P 500                              11.68        22.96
 .........................................................
Lipper Growth Funds Average           8.23        19.24
 .........................................................

Your fund's returns for the 6- and 12-month periods ended December 31, 1996, surpassed the Lipper peer group average but trailed the unmanaged Standard & Poor's 500 Stock Index over the longer period. Foreign securities, which represented roughly one-quarter of fund assets, provided better returns overall than the domestic portfolio holdings after several years of relative underperformance.

YEAR-END DISTRIBUTIONS

On December 26, 1996, your Board of Directors declared a $0.19 per share income dividend, a $2.04 per share long-term capital gain, and a $0.02 short-term capital gain, payable to shareholders of record on that date. These distributions were reflected in either a check or statement mailed to you early in January and were also reported on Form 1099-DIV mailed to you later in the month.

MARKET ENVIRONMENT

For the U.S. stock market, 1996 was a delightful encore to 1995's heroic rise. The U.S. economy remained in a sweet spot for equity investors, characterized by low interest rates, low inflation, positive economic growth, and rising corporate profits.

Federal Reserve Chairman Alan Greenspan watched the economy settle into and then stay in this sweet spot without much need for any finetuning by the Fed. In a much publicized speech in early December,

                  Greenspan questioned whether "irrational exuberance" had entered the U.S. equity market. His comment raised the specter that high stock prices might be a reason for the Fed to raise short-term rates. The logic behind this remark seemed somewhat perverse, since the Fed's effort to control inflation was a major reason for the rise in stock prices in the first place. Traditionally, bull markets and economic expansions do not die of natural causes; they are often killed off by the Fed.

                  Corporate profit growth, while still healthy, is decelerating. Productivity remains the key driver of the market; indeed, gains in this area were at historically high levels at year-end. Companies have become more productive through restructuring, better operating management, and the application of technology to reduce costs.

                  Areas of strength in the domestic market included financial stocks, which benefited from low interest rates, strong sales growth, and declining credit costs; technology market leaders, whose earnings growth continued to surprise on the upside; and oil service companies, which benefited from higher commodity prices and the application of new technologies that lower the costs of finding and exploiting oil reserves.

                  Weak areas included health care services companies such as health maintenance organizations (HMOs), whose costs rose faster than their ability to raise prices, and cyclical commodity companies, whose earnings growth potential mirrored the slow-growth economy. Small-capitalization stocks also underperformed.

                  Foreign markets, with the notable exception of Japan, did well overall in 1996, although not nearly well enough to keep up with U.S. equities. European stocks were strong in both local currency and U.S. dollar terms, as investors anticipated a revival of economic growth. Many Latin American emerging markets performed well, bouncing back from two tough years.

       INVESTMENT REVIEW AND PORTFOLIO MANAGEMENT

                  Technology stocks lagged the market after five consecutive years of outperformance. Market leaders, however, such as Intel, Microsoft, Oracle, Cisco Systems, and 3Com, continued to deliver outstanding returns to the portfolio. We eliminated technology stocks that no longer have dominant market positions, such as Sybase, Bay Networks, and Adobe Systems.

                  We continue to endorse the case for above-average earnings growth for technology companies and think 1997 is shaping up to be an excellent year for the sector. Major new products from Microsoft and Intel should drive personal computer sales. Communications and networking companies could also enjoy new product offerings in wireless-, Internet-, and intranet-related products. Also, consumer software is benefiting from increased market penetration by the new generation of video game platforms.

                  Financial stocks remained a featured part of your portfolio, with large positions in outstanding companies such as Federal Home Loan Mortgage (Freddie Mac), Federal National Mortgage Association (Fannie Mae), ACE Limited, and UNUM contributing positively to performance. We still like this sector because of its low relative valuation and dependable earnings growth. Other favorable trends in this sector included consolidation, deregulation, increasing returns on invested capital, and shareholder-oriented financial engineering. During the past six months, we added to holdings in ACE Limited and EXEL, both Bermuda-based excess liability insurers, and initiated a position in Wells Fargo, a high-quality regional bank.

                  The weak relative showing of data services companies in the second half of 1996 followed an extended period of terrific performance. Companies such as Electronic Data Systems and First Data have demonstrated stable 15% to 20% earnings growth for the last several

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------
                              Growth Stock
                                  Domestic
As of 12/31/96                   Portfolio      S&P 500
--------------------------------------------------------
Earnings Growth Rate
     Past 5 Years                    21.0%        13.7%
     ...................................................
     Projected 5 Years *             15.9         12.2
     ...................................................
Dividend Growth Rate
     Past 5 Years                     9.7          6.8
     ...................................................
     Projected 5 Years *             12.0          9.0
     ...................................................
Return on Equity
     Past 5 Years                    19.1         17.3
     ...................................................
     Projected 5 Years *             19.7         18.4
     ...................................................
Long-Term Debt as
Percent of Capital                   26.4         30.0
 ........................................................
P/E Ratio (12-month forward
projected earnings)                  19.5X        16.5X
 ........................................................

*Earnings forecast are based on T. Rowe Price research and are in no way indicative of future investment returns.

                  years. Recently, both companies signaled a slowdown in growth, and the market reacted negatively to the news. We believe the slowdown is temporary and added to our positions.

                  In a notable second half transaction, we substantially increased our position in Berkshire Hathaway. The stock has outperformed dramatically since our initial purchase in 1991, with the price generally reflecting the company's underlying fundamentals. In 1996, however, the company's value increased considerably more than its stock price. Positive events included: the purchase of the remainder of GEICO in a cash tender, which added to an outstanding insurance operation; the acquisition of Flightsafety International; and strong appreciation in large portfolio positions such as Coke and Gillette.

       OUTLOOK

                  U.S. stocks benefited enormously in the last two years from low inflation, moderate economic growth, and higher-than-expected growth in corporate earnings. The first two conditions are likely to remain intact in 1997, but rapid profit growth will be more difficult to achieve. Nonetheless, corporate cash flow is on the upswing, the price of capital is low, and balance sheets are in great shape. There is no better recipe for higher stock prices than an economy that rolls along in a state of moderate growth.

                  On a cautionary note, the market has experienced two consecutive years of 20% or more appreciation six times since 1900, and suffered an average loss of almost 8% the following year, with the best year eking out a meager 2% gain. However, this could turn out to be a year where corporate earnings justify the lofty stock valuations, and we do not expect to see a correction of major proportions.

OUR FORECAST OF CONTINUED MODERATE GROWTH HAS POSITIVE IMPLICATIONS . . .

                  Our forecast of continued moderate growth has positive implications for the companies in the portfolio. The steady pattern of earnings demonstrated by the established growth companies held by your fund should continue to command the attention of investors. On average, portfolio stocks sold at a modest premium to the market. The Portfolio Characteristics table and the Relative P/E chart in this letter indicate that our domestic portfolio represents good value relative to the broad market. Because of this, along with our conviction that established growth stocks will remain in favor with investors, we believe the fund's prospects are good for strong relative performance in 1997.

In addition, there is reason to be optimistic about foreign markets. Interest rates are low worldwide, currencies are relatively stable, and economic growth appears to be accelerating. While we are clearly at a late stage in the U.S. economic cycle, Europe, Asia (with the notable exception of Japan), and Latin America are on the upswing. In Europe, the major productivity gains that fueled U.S. earnings growth have yet to be achieved. Both Latin America and the Far East have strong long-term growth potential as well as improving near-term prospects.

We welcome new shareholders, and we will continue to seek attractive investments in the potentially challenging environment we foresee.

Respectfully submitted,

/s/John Gillespie

John Gillespie
President and Chairman of the Investment Advisory Committee

January 17, 1997

Growth Stock Fund P/E Relative To The S&P 500 P/E
-------------------------------------------------

[CHART APPEARS HERE]

        12/91     1.14
                  1.15
                  1.02
                  1.02
                  1.12
                  1.05
                  1.05
                  1.07
                  1.15
                  1.09
                  1.12
                  1.17
                  1.32
                  1.20
                  1.14
                  1.13
                  1.13
                  1.15
                  1.09
                  1.12
        12/96     1.09


This chart is intended to show the history of the average (unweighted) P/E ratio of the fund's U.S. portfolio companies compared with the P/E ratio of the S&P 500 Stock Index. Earnings per share are estimated by the fund's investment manager at each quarter-end.

STICKING TO YOUR GAME PLAN
--------------------------------------------------------------------------------

                   TIME REDUCES VOLATILITY OF MARKET RETURNS
                   -----------------------------------------
                (Annualized Returns for Best and Worst Period:
                      Rolling Periods From 1950 to 1996*)

[AN 8-BAR CHART SHOWING BEST AND WORST ANNUALIZED TOTAL RETURNS OF STOCKS FOR VARIOUS ROLLING TIME PERIODS BETWEEN 1950 AND 1966.]

* From 1950-1996, there were 47 one-year periods; 42 five-year periods; 37 ten-year periods; and 27 twenty-year periods.

Source: T. Rowe Price Associates; data from Ibbotson Associates.

Chart is for illustrative pruposes only and is not intended to represent the past performance or future results of any specific securities.


In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss -- a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value./1/

Above all, remember that investing is a long-distance race, not a sprint.

/1/ Ned Davis Research.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------


----------------------
 PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                                    Percent of
                                                                    Net Assets
                                                                      12/31/96
     -------------------------------------------------------------------------
     Freddie Mac                                                          4.2%
     .........................................................................
     Berkshire Hathaway                                                   3.1
     .........................................................................
     GE                                                                   2.9
     .........................................................................
     ACE Limited                                                          2.1
     .........................................................................
     Danaher                                                              1.9
     -------------------------------------------------------------------------

     Royal Dutch Petroleum                                                1.9
     .........................................................................
     UNUM                                                                 1.8
     .........................................................................
     PartnerRe Holdings                                                   1.6
     .........................................................................
     Hutchison Whampoa                                                    1.6
     .........................................................................
     AlliedSignal                                                         1.4
     -------------------------------------------------------------------------

     Disney                                                               1.4
     .........................................................................
     Intel                                                                1.3
     .........................................................................
     Fannie Mae                                                           1.3
     .........................................................................
     Vodafone                                                             1.3
     .........................................................................
     Wells Fargo                                                          1.3
     -------------------------------------------------------------------------

     BMC Software                                                         1.2
     .........................................................................
     Corning                                                              1.2
     .........................................................................
     First Data                                                           1.1
     .........................................................................
     Great Lakes Chemical                                                 1.1
     .........................................................................
     Columbia/HCA Healthcare                                              1.1
     -------------------------------------------------------------------------

     3Com                                                                 1.1
     .........................................................................
     Tupperware                                                           1.1
     .........................................................................
     Boston Scientific                                                    1.0
     .........................................................................
     Norwest                                                              1.0
     .........................................................................
     Kimberly-Clark                                                       1.0
     -------------------------------------------------------------------------

     Total                                                               40.0%


T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------


 PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

     MAJOR PORTFOLIO CHANGES

     Listed in descending order of size

     6 Months Ended December 31, 1996

     Ten Largest Purchases                         Ten Largest Sales
     ---------------------------------------------------------------------------

     Berkshire Hathaway                            Ceridian **
     ...........................................   .............................
     H&R Block *                                   3Com
     ...........................................   .............................
     Cisco Systems *                               Altera **
     ...........................................   .............................
     Electronic Data Systems *                     Vodafone ADR
     ...........................................   .............................
     Tupperware                                    United HealthCare **
     ...........................................   .............................
     Reader's Digest Class A *                     360 Communications **
     ...........................................   .............................
     CUC International *                           LM Ericsson ADR
     ...........................................   .............................
     St. Paul Companies *                          Adobe Systems **
     ...........................................   .............................
     Corporate Express *                           St. Jude Medical **
     ...........................................   .............................
     3Com                                          Intuit **
     ...........................................   .............................




   * Position added
  ** Position eliminated

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                             [CHART APPEARS HERE]

     GROWTH STOCK FUND
     ---------------------------------------------------------------------------

                           Growth Stock Fund       S&P 500 Index
                12/31/86        10,000                10,000
                12/87           10,368                10,510
                12/88           10,998                12,256
                12/89           13,794                16,139
                12/90           13,202                15,638
                12/91           17,663                20,402
                12/92           18,722                21,957
                12/93           21,635                24,170
                12/94           21,827                24,489
                12/95           28,586                33,692
                12/96           34,790                41,428



AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


       Periods Ended December 31, 1996             1 Year     3 Years      5 Years      10 Years
       ------------------------------------------------------------------------------------------
       Growth Stock Fund                          21.70%       17.16%      14.52%       13.28%
       ..........................................................................................

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                              Year
                                             Ended
                                          12/31/96    12/31/95    12/31/94    12/31/93    12/31/92

  NET ASSET VALUE
  Beginning of period                   $    23.35  $    18.75  $    20.42  $    18.66  $    18.75
                                        ...............................................................

  Investment activities
    Net investment income                     0.19        0.23        0.18        0.17        0.18
    Net realized and
    unrealized gain (loss)                    4.89        5.57       (0.01)       2.72        0.94
                                        ...............................................................
    Total from
    investment activities                     5.08        5.80        0.17        2.89        1.12
                                        ...............................................................
  Distributions
    Net investment income                    (0.19)      (0.23)      (0.18)      (0.14)      (0.18)
    Net realized gain                        (2.06)      (0.97)      (1.66)      (0.99)      (1.03)
                                        ...............................................................
    Total distributions                      (2.25)      (1.20)      (1.84)      (1.13)      (1.21)
                                        ...............................................................

  NET ASSET VALUE
  End of period                         $    26.18  $    23.35  $    18.75  $    20.42  $    18.66
                                        ---------------------------------------------------------------

  Ratios/Supplemental Data

  Total return                              21.70%      30.97%       0.89%      15.56%       5.99%
 .......................................................................................................
  Ratio of expenses to
  average net assets                         0.77%       0.80%       0.81%       0.82%       0.83%
 .......................................................................................................
  Ratio of net investment
  income to average
  net assets                                 0.74%       1.09%       0.91%       0.86%       0.94%
 .......................................................................................................
  Portfolio turnover rate                    49.0%       42.5%       54.0%       35.3%       27.4%
 .......................................................................................................
  Average commission
  rate paid                             $   0.0615           -           -           -           -
 .......................................................................................................
  Net assets, end of period
  (in millions)                         $    3,431  $    2,762  $    2,068  $    1,976  $    1,946
 .......................................................................................................

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------
                                                               December 31, 1996

STATEMENT OF NET ASSETS                               Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
       COMMON STOCKS & WARRANTS  96.7%

       FINANCIAL  22.7%


       Bank and Trust  5.0%

       Argentaria Banca de Espana (ESP)                                     70,000   $       3,133
       .............................................................................................
       Banca Fideuram (ITL)                                              5,260,000          11,553
       .............................................................................................
       Cho Hung Bank (KRW)                                                 609,886           5,073
       .............................................................................................
       Lippo Bank (IDR)                                                  4,000,000           3,895
       .............................................................................................
       Lojas American (BRL)                                             97,941,200           1,225
       .............................................................................................
       Maculan (ATS) *                                                       1,666             208
       .............................................................................................
       Northern Trust                                                      540,000          19,609
       .............................................................................................
       Norwest                                                             825,000          35,888
       .............................................................................................
       Seoul Access Trust IDR *                                                140           1,470
       .............................................................................................
       Societe Generale (FRF) *                                             55,000           5,947
       .............................................................................................
       Societe Generale de Surveillance (CHF)                                8,320          20,450
       .............................................................................................
       Toronto-Dominion Bank (CAD)                                         750,000          19,280
       .............................................................................................
       Wells Fargo                                                         160,000          43,160
       .............................................................................................
                                                                                           170,891
                                                                                    ................
       Insurance  8.0%
       ACE Limited                                                       1,175,000          70,647
       .............................................................................................
       Erie Indemnity                                                      178,800           5,230
       .............................................................................................
       EXEL                                                                300,000          11,363
       .............................................................................................
       Foremost                                                            169,500          10,170
       .............................................................................................
       Harleysville Group                                                  200,000           6,050
       .............................................................................................
       Leucadia National                                                   275,000           7,356
       .............................................................................................
       PartnerRe Holdings                                                1,355,409          46,084
       .............................................................................................
       PartnerRe Holdings, 11/04/00, warrants *++                          531,665          10,429
       .............................................................................................
       St. Paul Companies                                                  300,000          17,587
       .............................................................................................
       UNUM                                                                850,000          61,412
       .............................................................................................
       Zurich Reinsurance                                                  900,000          28,125
       .............................................................................................
                                                                                           274,453
                                                                                    ................
       Financial Services  9.7%
       AMBAC                                                               400,000          26,550
       .............................................................................................
       Fairfax Financial (CAD)                                             109,400          23,169
       .............................................................................................
       Fannie Mae                                                        1,220,400          45,460
       .............................................................................................
       Freddie Mac                                                       1,295,000   $     142,612
       .............................................................................................

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------


                                                                        Shares/Par           Value
-----------------------------------------------------------------------------------------------------
                                                                                      In thousands
       Fund American Enterprises                                           250,000          23,937
       ...............................................................................................
       H&R Block                                                         1,100,000          31,900
       ...............................................................................................
       Mediolanum (144a) (ITL) *                                           343,500           3,249
       ...............................................................................................
       Mercury Finance                                                     888,000          10,878
       ...............................................................................................
       Quick & Reilly                                                      337,500          10,083
       ...............................................................................................
       Travelers Group                                                     378,400          17,170
       ...............................................................................................
                                                                                           335,008

       ...............................................................................................
       Total Financial                                                                     780,352
                                                                                    ..................

       UTILITIES  0.6%

       Telephone  0.6%

       Telecom Italia Mobile (ITL)                                       2,000,000           5,069
       ..............................................................................................
       Telecom Italia, Savings Shares (ITL)                              2,900,000           5,764
       ..............................................................................................
       Telekom Malaysia (MYR)                                            1,250,000          11,136
       ..............................................................................................
       Total Utilities                                                                      21,969
                                                                                    .................

       CONSUMER NONDURABLES  18.0%

       Beverages  1.6%

       Grolsch (NLG)                                                       350,000          13,582
       ..............................................................................................
       LVMH (FRF)                                                           50,000          13,964
       ..............................................................................................
       PepsiCo                                                           1,000,000          29,250
       ..............................................................................................
                                                                                            56,796
                                                                                    .................

       Food Processing  0.7%

       Heinz                                                               650,000          23,238
       ..............................................................................................
                                                                                            23,238
                                                                                    .................

       Hospital Supplies/Hospital Management  3.0%

       Apria Healthcare *                                                  835,000          15,656
       ..............................................................................................
       Boston Scientific *                                                 600,000          36,000
       ..............................................................................................
       Columbia/HCA Healthcare                                             900,000          36,675
       ..............................................................................................
       Medtronic                                                           201,000          13,668
       ..............................................................................................
                                                                                           101,999
                                                                                    .................
       Biotechnology  2.1%

       Amgen *                                                             300,000          16,331
       ..............................................................................................
       Biogen *                                                            600,000          23,175
       ..............................................................................................
       Genentech *                                                         600,000          32,175
       ..............................................................................................
                                                                                            71,681
                                                                                    .................
       Pharmaceuticals  4.6%

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--------------------------------------------------------------------------------


                                                                        Shares/Par           Value
-----------------------------------------------------------------------------------------------------
                                                                                      In thousands
       Ares-Serono (CHF)                                                     7,500   $       7,155
       ..............................................................................................
       Astra (Class B) (SEK)                                               600,000          28,945
       ..............................................................................................
       Merck                                                               150,000          11,888
       ..............................................................................................
       Novartis (CHF)                                                       28,000          32,069
       ..............................................................................................
       Pfizer                                                              400,000          33,150
       ..............................................................................................
       Schwarz Pharma AG (144a) (DEM)                                       65,000           4,815
       ..............................................................................................
       Warner-Lambert                                                      200,000          15,000
       ..............................................................................................
       Zeneca Group (GBP)                                                  900,000          25,364
       ..............................................................................................
                                                                                           158,386
                                                                                     ................
       Miscellaneous Consumer Products  6.0%

       Corning                                                             891,500          41,232
       ..............................................................................................
       CUC International *                                                 829,800          19,708
       ..............................................................................................
       Hasbro                                                              475,000          18,465
       ..............................................................................................
       Hennes & Mauritz (Class B) (SEK)                                     35,000           4,845
       ..............................................................................................
       Proctor & Gamble                                                    190,000          20,425
       ..............................................................................................
       Philip Morris                                                       250,000          28,156
       ..............................................................................................
       Tomkins (GBP)                                                     3,900,000          18,040
       ..............................................................................................
       Tupperware                                                          682,000          36,572
       ..............................................................................................
       Unilever N.V. ADR                                                   100,000          17,525
       ..............................................................................................
                                                                                           204,968
                                                                                     ................
       Total Consumer Nondurables                                                          617,068
                                                                                     ................

       CONSUMER SERVICES  12.9%

       General Merchandisers  0.9%

       Circuit City Stores                                               1,035,000          31,179
       ..............................................................................................
                                                                                            31,179
                                                                                     ................
       Specialty Merchandisers  1.8%

       Home Depot                                                          300,000          15,037
       ..............................................................................................
       Kohl's *                                                            300,200          11,783
       ..............................................................................................
       Revco *                                                             795,700          29,441
       ..............................................................................................
       Tag Heuer ADR                                                       410,600           6,621
       ..............................................................................................
                                                                                            62,882
                                                                                     ................
       Entertainment and Leisure  3.6%

       Disney                                                              684,864          47,684
       ..............................................................................................
       Hutchison Whampoa (HKD)                                           7,000,000          54,981
       ..............................................................................................
       Reader's Digest (Class A), non-voting                               528,600          21,276
       ..............................................................................................
                                                                                           123,941
                                                                                     ................
       Media and Communications  5.0%

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--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
       Elsevier (NLG)                                 2,000,000     $     33,826
       .........................................................................
       Gaylord Entertainment                            703,500           16,093
       .........................................................................
       Granada (GBP)                                  1,400,000           20,699
       .........................................................................
       Kinnevik (SEK)                                   225,000            6,202
       .........................................................................
       Reader's Digest (Class B)                         86,300            3,128
       .........................................................................
       Schibsted (144a) (NOK)                           670,000           12,218
       .........................................................................
       Total Access Communications (144a)               700,000            4,830
       .........................................................................
       VNU (NLG)                                        700,000           14,637
       .........................................................................
       Vodafone ADR                                     800,000           33,100
       .........................................................................
       Vodafone (GBP)                                 2,600,000           11,002
       .........................................................................
       Wolters Kluwer (NLG)                             125,000           16,616
       .........................................................................
                                                                         172,351
                                                                    ............
       Restaurants  1.6%

       Boston Chicken *                                 750,000           26,906
       .........................................................................
       McDonald's                                       350,000           15,838
       .........................................................................
       Outback Steakhouse *                             400,000           10,650
       .........................................................................
                                                                          53,394
                                                                    ............
       Total Consumer Services                                           443,747
                                                                    ............


       CONSUMER CYCLICALS  1.9%

       Building and Real Estate  1.9%

       Masco                                            650,000           23,400
       .........................................................................
       Security Capital (144a) *                        965,000           12,352
       .........................................................................
       Starwood Lodging, REIT                           500,000           27,562
       .........................................................................
       Total Consumer Cyclicals                                           63,314
                                                                    ............


       TECHNOLOGY  7.9%

       Electronic Components  3.7%

       Analog Devices *                                 350,000           11,856
       .........................................................................
       Intel                                            350,000           45,828
       .........................................................................
       Linear Technology                                491,800           21,578
       .........................................................................
       Maxim Integrated Products *                      576,000           24,948
       .........................................................................
       Molex (Class A), non-voting                      300,000           10,669
       .........................................................................
       Xilinx *                                         300,000           11,044
       .........................................................................
                                                                         125,923
                                                                    ............
       Electronic Systems  0.5%

       Hewlett-Packard                                  375,000           18,844
       .........................................................................
                                                                          18,844
                                                                    ............
       Telecommunications  3.7%

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
       3Com *                                           500,000     $     36,656
       .........................................................................
       AT&T                                             350,000           15,225
       .........................................................................
       Cisco Systems *                                  400,000           25,475
       .........................................................................
       Colt Telecom Group *                             109,800            2,127
       .........................................................................
       Compania Anonima Nacional Telefonos de
               Venezuela ADR *                          113,200            3,184
       .........................................................................
       Cox Communications (Class A) *                 1,100,000           25,438
       .........................................................................
       LM Ericsson (Class B) ADR                        100,000            3,019
       .........................................................................
       Omnipoint *                                      300,000            5,756
       .........................................................................
       Telecomunicacoes Brasileiras ADR                 100,000            7,650
       .........................................................................
       United International Holdings (Class A) *        215,800            2,603
       .........................................................................
                                                                         127,133
                                                                    ............
       Total Technology                                                  271,900
                                                                    ............


       CAPITAL EQUIPMENT  10.0%

       Electrical Equipment  5.9%

       AlliedSignal                                     715,000           47,905
       .........................................................................
       Exide                                            870,000           20,010
       .........................................................................
       GE                                             1,000,000           98,875
       .........................................................................
       Getronics (NLG)                                  480,000           13,039
       .........................................................................
       Tyco International                               400,000           21,150
       .........................................................................
                                                                         200,979
                                                                    ............
       Machinery  4.1%

       Danaher                                        1,400,000           65,275
       .........................................................................
       Mannesmann (DEM) *                                39,500           17,121
       .........................................................................
       SIG Schweis (CHF) *                                8,000           20,261
       .........................................................................
       Teleflex                                         408,900           21,314
       .........................................................................
       TriMas                                           700,000           16,713
       .........................................................................
                                                                         140,684
                                                                    ............
       Total Capital Equipment                                           341,663
                                                                    ............


       BUSINESS SERVICES AND

       TRANSPORTATION  11.6%

       Distribution Services  0.3%

       Alco Standard                                    200,000           10,325
       .........................................................................
                                                                          10,325
                                                                    ............

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
       Environmental  0.5%

       Rentokil Group (GBP)                           2,500,000     $     18,845
       .........................................................................
                                                                          18,845
                                                                    ............
       Miscellaneous Business Services  3.8%

       ADT *                                            468,200           10,710
       .........................................................................
       Assa-Abloy (SEK)                                 350,000            6,364
       .........................................................................
       Corporate Express *                              500,000           14,719
       .........................................................................
       Interpublic Group                                400,000           19,000
       .........................................................................
       Mutual Risk Management                           738,666           27,331
       .........................................................................
       Reuters ADR                                      400,000           30,650
       .........................................................................
       Securitas (Class B) (SEK) *                      750,000           21,829
       .........................................................................
                                                                         130,603
                                                                    ............
       Airlines  0.4%

       Swire Pacific (Class A) (HKD) *                1,500,000           14,303
       .........................................................................
                                                                          14,303
                                                                    ............
       Computer Services  2.7%

       Automatic Data Processing                        500,000           21,437
       .........................................................................
       Electronic Data Systems                          550,000           23,787
       .........................................................................
       First Data                                     1,076,942           39,308
       .........................................................................
       FORE Systems *                                   200,000            6,588
       .........................................................................
       SABRE Group Holdings *                            51,000            1,422
       .........................................................................
                                                                          92,542
                                                                    ............
       Computer Software  3.9%

       BMC Software *                                 1,000,000           41,562
       .........................................................................
       Broderbund Software *                            224,100            6,653
       .........................................................................
       Informix *                                       500,000           10,219
       .........................................................................
       Microsoft *                                      400,000           33,075
       .........................................................................
       Oracle *                                         750,000           31,266
       .........................................................................
       PLATINUM technology *                            701,700            9,517
       .........................................................................
                                                                         132,292
                                                                    ............
       Total Business Services and Transportation                        398,910
                                                                    ............


       ENERGY  4.6%

       Energy Services  2.6%

       BJ Services *                                    350,000           17,850
       .........................................................................
       Cooper Cameron *                                 400,000           30,600
       .........................................................................
       Halliburton                                      238,800           14,387
       .........................................................................
       Schlumberger                                     250,000           24,969
       .........................................................................
                                                                          87,806
                                                                    ............

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------




                                                                         Shares/Par           Value
-----------------------------------------------------------------------------------------------------
                                                                                       In thousands
       Integrated Petroleum - International  2.0%

       ENI S.P.A. ADR                                                       98,600   $       5,090
       .............................................................................................
       Royal Dutch Petroleum ADR                                           375,000          64,032
       .............................................................................................
                                                                                            69,122
                                                                                     ...............
       Total Energy                                                                        156,928
                                                                                     ...............


       PROCESS INDUSTRIES  2.4%

       Specialty Chemicals  1.1%

       Great Lakes Chemical                                                800,000          37,400
       .............................................................................................
                                                                                            37,400
                                                                                     ...............
       Paper and Paper Products  1.3%

       Kimberly-Clark                                                      370,000          35,243
       .............................................................................................
       Kimberly-Clark Mexico (Class A) (MXN) *                             510,000           9,912
       .............................................................................................
                                                                                            45,155
                                                                                     ...............
       Total Process Industries                                                             82,555
                                                                                     ...............
       BASIC MATERIALS  0.7%

       Metals  0.6%

       Nucor                                                               300,000          15,300
       .............................................................................................
       Rustenburg Platinum (ZAR)                                           250,000           3,420
       .............................................................................................
       Rustenburg Platinum ADR                                             102,045           1,378
       .............................................................................................
                                                                                            20,098
                                                                                     ...............

       Mining  0.1%

       Newmont Mining                                                       50,000           2,238
       .............................................................................................
                                                                                             2,238
                                                                                     ...............
       Total Basic Materials                                                                22,336
                                                                                     ...............

       FOREIGN  0.1%

       Far East  0.1%

       Korea Asia Fund *                                                       300           2,194
       .............................................................................................
       Total Foreign                                                                         2,194
                                                                                     ...............

       MISCELLANEOUS  3.3%

       Conglomerates  3.3%

       Berkshire Hathaway *                                                  3,085         105,198
       .............................................................................................
       Hagemeyer (NLG) *                                                   100,000           7,999
       .............................................................................................
       Total Miscellaneous                                                                 113,197
                                                                                     ...............
       Total Common Stocks & Warrants (Cost  $1,995,878)                                 3,316,133
                                                                                     ...............

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------


                                                                       Shares/Par            Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands
       PREFERRED STOCKS  0.4%

       Banco Bradesco (BRL)                                          1,599,434,539   $      11,591
       .............................................................................................
       Deutsche Bank, 9.00%, participating certificates (DEM)                  357             279
       .............................................................................................
       Deutsche Bank, 8.75%, participating certificates (DEM)                  591             451
       .............................................................................................
       Lojas Americanas (BRL) *                                         55,966,400             738
       .............................................................................................
       Maculan (ATS) *                                                       2,333             291
       .............................................................................................
       Total Preferred Stocks (Cost  $10,910)                                               13,350
                                                                                     ...............

       CONVERTIBLE BONDS  0.1%

       ADT, LYONS, Zero Coupon, 7/6/10                             $     2,550,000           1,664
       .............................................................................................
       Reliance, (144a), 3.50%, 11/3/99                                  2,000,000           2,125
       .............................................................................................
       Total Convertible Bonds (Cost  $3,393)                                                3,789
                                                                                     ...............

       SHORT-TERM INVESTMENTS  3.3%

       Commercial Paper  3.3%
       Air Products & Chemicals, 5.32%, 1/17/97                         10,000,000           9,976
       .............................................................................................
       Asset Securitization Cooperative, 4(2), 5.30 - 5.36%
               2/6/97 - 2/13/97                                         20,000,000          19,883
       .............................................................................................
       Bank of America, 5.41%, 2/6/97                                   10,000,000           9,946
       .............................................................................................
       Corporate Asset Funding, 4(2), 5.38%, 1/23/97                    10,000,000           9,967
       .............................................................................................
       Countrywide Funding, 5.46%, 1/22/97                              11,100,000          11,065
       .............................................................................................
       CS First Boston Group, 5.35%, 2/26/97                            10,000,000           9,917
       .............................................................................................
       Investments in Commercial Paper through a joint account
               6.75 - 7.10%, 1/2/97                                      3,459,475           3,459
       .............................................................................................
       MBNA, 5.75%, 2/3/97                                              10,000,000          10,001
       .............................................................................................
       Merrill Lynch & Co., 5.34%, 1/13/97                              10,000,000           9,982
       .............................................................................................
       Morgan Stanley Group, 5.35%, 1/7/97                              10,000,000           9,991
       .............................................................................................
       Sherwood Medical, 5.35%, 2/11/97                                 10,000,000           9,939
       .............................................................................................
       Total Short-Term Investments (Cost  $114,126)                                       114,126
                                                                                     ...............

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------


                                                                                             Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands
 Total Investments in Securities
 100.5% of Net Assets (Cost $2,124,307)                                              $   3,447,398

 Other Assets Less Liabilities                                                             (16,589)
                                                                                     ...............


 NET ASSETS                                                                          $   3,430,809
                                                                                     ---------------
 Net Assets Consist of:
 Accumulated net investment income - net of distributions                            $         161
 Accumulated net realized gain/loss - net of distributions                                  30,164
 Net unrealized gain (loss)                                                              1,323,080
 Paid-in-capital applicable to 131,056,346 shares of $1.00 par
 value capital stock outstanding; 200,000,000 shares authorized                          2,077,404
                                                                                     ...............

 NET ASSETS                                                                          $   3,430,809
                                                                                     ---------------

 NET ASSET VALUE PER SHARE                                                           $       26.18
                                                                                     ---------------

     *  Non-income producing
     ++ Securities contain some restrictions as to public resale--total of such securities at year-end amounts to 0.30% of net assets.
   144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 1.15% of net assets.
  REIT  Real Estate Investment Trust
  4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
   ATS  Austrian schilling
   BRL  Brazilian real
   CAD  Canadian dollar
   CHF  Swiss franc
   DEM  German deutschemark
   ESP  Spanish peseta
   FRF  French franc
   GBP  British sterling
   HKD  Hong Kong dollar
   IDR  Indonesian rupia
   ITL  Italian lira
   KRW  S. Korean won
   MXN  Mexican peso
   MYR  Malaysian ringgit
   NLG  Dutch guilder
   NOK  Norwegian krone
   SEK  Swedish krona
   ZAR  South African rand

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------
In thousands

                                                                                       Year
                                                                                      Ended
                                                                                   12/31/96
  Investment Income
  Income

    Dividend                                                                  $      37,130
    Interest                                                                          9,333
                                                                              ...............
    Total income                                                                     46,463
                                                                              ...............

  Expenses

    Investment management                                                            17,848
    Shareholder servicing                                                             5,247
    Custody and accounting                                                              417
    Prospectus and shareholder reports                                                  117
    Registration                                                                         40
    Legal and audit                                                                      32
    Directors                                                                            30
    Miscellaneous                                                                        43
                                                                              ...............
    Total expenses                                                                   23,774
                                                                              ...............
  Net investment income                                                              22,689
                                                                              ...............

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on

    Securities                                                                      226,480
    Foreign currency transactions                                                      (398)
                                                                              ...............
    Net realized gain (loss)                                                        226,082
                                                                              ...............
  Change in net unrealized gain or loss on

    Securities                                                                      365,026
    Other assets and liabilities
    denominated in foreign currencies                                                   (16)
                                                                              ...............
    Change in net unrealized gain or loss                                           365,010
                                                                              ...............
  Net realized and unrealized gain (loss)                                           591,092
                                                                              ...............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                                      $     613,781
                                                                              ---------------


The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------
In thousands
                                                                     Year
                                                                    Ended
                                                                 12/31/96          12/31/95
  Increase (Decrease) in Net Assets
  Operations
    Net investment income                                     $     22,689     $     26,393
    Net realized gain (loss)                                       226,082          134,580
    Change in net unrealized gain or loss                          365,010          486,937
                                                              ...............................
    Increase (decrease) in net assets from operations              613,781          647,910
                                                              ...............................

  Distributions to shareholders
    Net investment income                                          (23,110)         (25,931)
    Net realized gain                                             (250,078)        (109,405)
                                                              ...............................
    Decrease in net assets from distributions                     (273,188)        (135,336)
                                                              ...............................

  Capital share transactions *
    Shares sold                                                    440,441          343,600
    Distributions reinvested                                       259,226          128,459
    Shares redeemed                                               (371,279)        (290,325)
                                                              ...............................
    Increase (decrease) in net assets from capital
    share transactions                                             328,388          181,734
                                                              ...............................

  Net Assets

  Increase (decrease) during period                                668,981          694,308
  Beginning of period                                            2,761,828        2,067,520
                                                              ...............................

  End of period                                               $  3,430,809     $  2,761,828
                                                              -------------------------------

* Share information
    Shares sold                                                     17,612           16,103
    Distributions reinvested                                         9,845            5,530
    Shares redeemed                                                (14,667)         (13,638)
                                                              ...............................
    Increase (decrease) in shares outstanding                       12,790            7,995

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------
                                                              December 31, 1996

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

   T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 1, 1950.

   Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

   Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

   For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

   Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

   Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

   Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

   Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

   Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,620,223,000 and $1,423,923,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES

   No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income

   At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $2,124,307,000, and net unrealized gain aggregated $1,323,091,000, of which $1,373,893,000 related to appreciated investments and $50,802,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

   The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,681,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Growth Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,673,000 for the year ended December 31, 1996, of which $441,000 was payable at period-end.

During the year ended December 31, 1996, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $5,416,000 with, certain affiliates of the manager in connection with the execution of various portfolio transactions, on which no commissions were paid.

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

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of
T. Rowe Price Growth Stock Fund, Inc.

     We have audited the accompanying statement of net assets of T. Rowe Price Growth Stock Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Growth Stock Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.
     Baltimore, Maryland
     January 20, 1997

For yield, price, last transaction,
current balance or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Growth Stock Fund(R).

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor         RPRTGSF  12/31/96